Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator S&P 500 Buffer ETF™ – July

Innovator S&P 500 Power Buffer ETF™ – July

Innovator S&P 500 Ultra Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 1, 2021

June 23, 2021

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2021, and each Fund will commence a new outcome period that will begin on July 1, 2021 and end on June 30, 2022. Each Fund’s Cap will not be determined until the start of the new outcome period on July 1, 2021. Effective as of the commencement of the outcome period on July 1, 2021, the outcomes for the Funds will be based upon the SPDR® S&P 500® ETF Trust. As of June 22, 2021, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator S&P 500 Buffer ETF™ – July	BJUL	11.95% – 14.47% (11.16% – 13.68% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Power Buffer ETF™ – July	PJUL	7.48% – 8.51% (6.69% – 7.72% after taking into account the Fund’s unitary management fee)
Innovator S&P 500 Ultra Buffer ETF™ – July	UJUL	5.80% – 6.65% (5.01% – 5.86% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference